Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                    Distribution Date: 4/15/2005

Section 5.2 - Supplement                                              Class A        Class B           Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                         0.00            0.00           0.00               0.00

(ii)    Monthly Interest Distributed                                  2,740,833.33      160,416.67     134,118.06       3,035,368.06
        Deficiency Amounts                                                    0.00            0.00                              0.00
        Additional Interest                                                   0.00            0.00                              0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                         87,786,552.79    4,987,872.32   6,983,021.24      99,757,446.35

(iv)    Collections of Finance Charge Receivables                     7,945,032.66      451,422.31     631,991.23       9,028,446.21

(v)     Aggregate Amount of Principal Receivables                                                                  32,619,288,832.88

                                                  Investor Interest 550,000,000.00   31,250,000.00  43,750,000.00     625,000,000.00
                                                  Adjusted Interest 550,000,000.00   31,250,000.00  43,750,000.00     625,000,000.00

                                                      Series
        Floating Investor Percentage                       1.92%            88.00%           5.00%          7.00%            100.00%
        Fixed Investor Percentage                          1.92%            88.00%           5.00%          7.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.68%
                 30 to 59 days                                                                                                 1.22%
                 60 to 89 days                                                                                                 0.98%
                 90 or more days                                                                                               2.12%
                                                                                                                  ------------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                       2,887,653.73      164,071.23     229,699.73       3,281,424.70

(viii)  Investor Charge-Offs                                                  0.00            0.00           0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                            0.00            0.00           0.00               0.00

(x)     Net Servicing Fee                                               458,333.33       26,041.67      36,458.33         520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.72%

(xii)   Portfolio Supplemented Yield                                                                                          10.72%

(xiii)  Reallocated Monthly Principal                                                         0.00           0.00               0.00

(xiv)   Closing Investor Interest (Class A Adjusted)                550,000,000.00   31,250,000.00  43,750,000.00     625,000,000.00

(xv)    LIBOR                                                                                                               2.81000%

(xvi)   Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Principal Investment Funding Shortfall                                                                                  0.00

(xx)    Available Funds                                               7,492,510.28      425,380.64     595,532.90       8,513,423.83

(xxi)   Certificate Rate                                                  5.98000%        6.16000%       3.56000%
------------------------------------------------------------------------------------------------------------------------------------

        By:
                 ---------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                    Distribution Date: 4/15/2005

Section 5.2 - Supplement                                        Class A        Class B       Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                            2,434,132.89     141,813.47      100,465.74             2,676,412.10
       Deficiency Amounts                                              0.00           0.00                                     0.00
       Additional Interest                                             0.00           0.00                                     0.00
       Accrued and Unpaid Interest                                                                    0.00                     0.00

(iii)  Collections of Principal Receivables                   65,757,395.23   3,736,195.69    5,230,872.02            74,724,462.94

(iv)   Collections of Finance Charge Receivables               5,951,306.17     338,140.59      473,414.75             6,762,861.51

(v)    Aggregate Amount of Principal Receivables                                                                  32,619,288,832.88

                                         Investor Interest   411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86
                                         Adjusted Interest   411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86

                                                    Series
       Floating Investor Percentage                   1.44%          88.00%          5.00%           7.00%                  100.00%
       Fixed Investor Percentage                      1.44%          88.00%          5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.68%
               30 to 59 days                                                                                                  1.22%
               60 to 89 days                                                                                                  0.98%
               90 or more days                                                                                                2.12%
                                                                                                                 -------------------
                                                   Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                 2,163,025.91     122,898.54      172,064.47             2,457,988.92

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00                     0.00

(x)    Net Servicing Fee                                         343,319.17      19,506.67       27,310.37               390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.71%

(xii)  Portfolio Supplemented Yield                                                                                          10.71%

(xiii) Reallocated Monthly Principal                                                  0.00            0.00                     0.00

(xiv)  Closing Investor Interest (Class A Adjusted)          411,983,000.00  23,408,000.00   32,772,440.86           468,163,440.86

(xv)   LIBOR                                                                                                               2.81000%

(xvi)  Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Principal Investment Funding Shortfall                                                                                  0.00

(xx)   Available Funds                                         5,607,987.00     318,633.92      446,104.38             6,372,725.31

(xxi)  Certificate Rate                                            7.09000%       7.27000%        3.56000%
------------------------------------------------------------------------------------------------------------------------------------

       By:
               ------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President